UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 21, 2017 (March 17, 2017)

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2017, Aetna Inc. ("Aetna") entered into a Fourth Amendment (the "Fourth Amendment") to the Five-Year Credit Agreement dated as of March 27, 2012 (as amended as of September 24, 2012 and further amended as of March 2, 2015 and July 30, 2015 and as extended from time to time, the “Existing Credit Agreement”), with the various lenders party to the Fourth Amendment and JPMorgan Chase Bank, N.A., as administrative agent. A summary of the terms of the Existing Credit Agreement may be found in Aetna Inc.'s Current Reports on Form 8-K filed on March 28, 2012, September 27, 2012, March 5, 2015 and July 31, 2015, which summary is incorporated herein by reference.

Among other things, the Fourth Amendment (i) extends the maturity date of the Existing Credit Agreement to March 27, 2021; (ii) eliminates the availability of swingline loans; (iii) provides Aetna with additional time on each business day to provide notices of borrowing and (iv) adds customary provisions to reflect European Union "bail-in" directive legislation.

A copy of the Fourth Amendment is filed as Exhibit 99.1 hereto. A copy of the notice of closing confirming the effectiveness of the Fourth Amendment and the extension of the maturity date of the Existing Credit Agreement is filed as Exhibit 99.2 hereto. Each of those Exhibits is hereby incorporated in this Item 1.01 by reference.

The administrative agent and certain of the lender parties to the Fourth Amendment and/or the Existing Credit Agreement perform normal banking, investment banking and/or advisory services for Aetna and its affiliates from time to time for which they have received customary fees and expenses.

The foregoing summary of the Fourth Amendment is not complete and is qualified in its entirety by the full text of the Fourth Amendment, which is filed as Exhibit 99.1 hereto, and incorporated herein by reference. You are encouraged to read the Existing Credit Agreement and the Fourth Amendment in their entirety.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this current report is hereby incorporated by reference into this Item 2.03.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Fourth Amendment dated as of March 17, 2017, to the Five-Year Credit Agreement dated as of March 27, 2012
99.2	Notice of closing dated March 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: March 21, 2017	By:	/s/ Sharon A. Virag
Name: Sharon A. Virag
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Number	Description

99.1	Fourth Amendment dated as of March 17, 2017, to the Five-Year Credit Agreement dated as of March 27, 2012
99.2	Notice of closing dated March 17, 2017